Azzad Ethical Mid Cap Fund

Supplement dated April 22, 2010 to Prospectus dated November 1, 2010

This supplement sets forth certain disclosures to the Prospectus of the Azzad Ethical Mid Cap Fund (the Fund), dated November 1, 2010 (the Prospectus).

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Investors may be charged a fee if they effect transactions through broker or agent.

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The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.

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Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

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The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

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Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

THERE IS NO ACTION REQUIRED ON YOUR PART.

If you have any questions, please contact us at 888-350-3369.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.